Listing Report:Supplement No. 57 dated Sep 18, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 194223
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 18.91%	Starting monthly payment:	$543.64

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1995	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	18	Length of status:	2y 8m
Amount delinquent:	$5,002	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$0
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	myMonster	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Purpose of loan:
Need the loan to finish basement.? It's a newly built house with unfinished basement.? I have the rest of the fund, but needs additional $15,000.

My financial situation:
Software Developer, Full time employment.

Monthly net income: $ 6,000

Monthly expenses: $ 1,900
??Housing: $ 1,6000
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 100
??Phone, cable, internet: $ 0
??Food, entertainment: $ 200
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 411271
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$206.82

Auction yield range:	14.18% - 27.00%	Estimated loss impact:	15.93%
Lender servicing fee:	1.00%	Estimated return:	11.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-2000	Debt/Income ratio:	14%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	10y 8m
Amount delinquent:	$0	Revolving credit balance:	$20,190	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	mozartsghost	Borrower's state:	Ohio	Borrower's group:	Debt Consolidation & Friends
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	17 ( 100% )	620-640 (Latest)
Principal borrowed:	$9,000.00	< mo. late:	0 ( 0% )	640-660 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Eliminating last Credit Card Debt
Ok, Here is my plan

This will be my 2nd prosper loan, the first was paid off earlier this year, I paid off my car with that loan, I used automatic payments and will do so on this loan as well...

Purpose of loan:
To pay off my LAST credit card!!!!? I owe $6,000 on my Discover card, this is my last card that has any balance on it!? This eliminate my credit card debt!? I currently pay $250 per month so this loan is well below that monthly price!

My financial situation:
I recently spent $14000 of my personal savings to pay off all of my credit cards, I was able to pay off all of them except this discover card, (I don't know if those payoffs are reflected in my credit report yet or not) My Credit Score is low because when I closed my credit cards as I paid them off, this jumped my "bankcard ulilization" to very high,?and lowered my score (I wish I'd known that 3 years ago!? hindsight is 20/20).?I did?make some poor credit?choices about 5-7 years ago so my score isn't as strong as it should be but It is improving and those items are ready to fall off. ?When I? was Just out of high school I ran up a bunch of debt and paid the price with my credit rating. ?I learned from that mistake and paid everything off but the reminder of that bad time remains on my credit report.?

A little more about me:
I am a Regional Performance Improvement Supervisor with Con-way Freight, It?is similar to a Solutions Engineer or Compliance Manager?position.

My household expenses are?very low as I am a single guy who travels 5 days a week, The company pays for my meals/expenses while traveling so the only time I spend money on myself is the weekends, as a result my non-fixed expenses are quite low...

Monthly net income: $ 3800?

Monthly expenses: $ 3260? (The bulk of the balance goes into retirement savings and paying down education loans)
??Insurance: $210
??Car expenses:?Vehicle paid off, only insurance and maintenance costs
??Utilities: $200?
??Phone, cable, internet: $150?
??Food, entertainment: $300
??Clothing, household expenses $150
??Credit cards and other loans: $550 (250 credit card, $300 education loan)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424281
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-2000	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	1 / 1	Employment status:	Not employed
Now delinquent:	2	Total credit lines:	5	Length of status:	6y 1m
Amount delinquent:	$301	Revolving credit balance:	$4	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	diligent-generosity9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING FOR MOVING EXPENSES
Purpose of loan:
This loan will be used to?MOVING/DEBT EXPENSES?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 870.00

Monthly expenses: $440.56
??Housing: $219.00
??Insurance: $0
??Car expenses: $0 (DON'T DRIVE)?
??Utilities: $17.56
??Phone, cable, internet: $54.00
??Food, entertainment: $0 (GOT FOOD STAMP)?
??Clothing, household expenses $150.00?
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424375
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	23.68%	Starting borrower rate/APR:	24.68% / 26.98%	Starting monthly payment:	$316.73

Auction yield range:	8.18% - 23.68%	Estimated loss impact:	8.56%
Lender servicing fee:	1.00%	Estimated return:	15.12%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1986	Debt/Income ratio:	36%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	15y 3m
Amount delinquent:	$0	Revolving credit balance:	$105,909	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	BankerOne	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	33 ( 100% )	700-720 (Latest)
Principal borrowed:	$25,000.00	< mo. late:	0 ( 0% )	720-740 (Aug-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
Paying off Loan and Home Repair
The purpose of this loan is to payoff one of my existing personal loans and complete some needed home repairs.?

Budget:

The ability of borrowers to pay their debts is important in any lending decision you make.? I earn a six-figure income at a large financial services company (16 years with the same employer).? Also, I have a 23-year credit history with no late payments ever.? I successfully paid a $25,000 Prosper loan earlier this year.? The following is my existing budget:??

Monthly Net Income????????$8,326.00

Mortgage????????????????????????? $2,066.00
Car???????????????????????????????????? $597.00
Revolving Credit???????????????? $2,351.00
Fixed Loans????????????????? ?????? $695.00
Utilities???????????????????????? ?????? $600.00
Phones???????????????????????? ????? ?$210.00
Gas????????????????????????????? ????? ?$400.00
Groceries????????????????????? ?????? $700.00

Remainder????????????????????????$707.00

Monthly payment on the loan to be paid off with the Prosper loan is $316.? Based on the projected payment of the new Prosper loan ($316), there will be no net effect on my budget.? Could reduce my monthly payment if bidding drives the interest rate down further.?

Home repairs include patio, auto, dishwasher, and water heater.?

Assets:???

Monthly cash flow is probably your primary concern when deciding which loans to bid.? However, another factor that many borrowers fail to mention is other assets.? These assets are ones that are not presently liquid, but may?become so during the life of the loan.? The following are my other assets:??
My wife and I have about $80,000 in home equity.? However, home equity lending in Texas is very restrictive.? Based on my home?s present market value and my outstanding mortgage, I could access $20,000-$25,000.I have $1,750 in company stock that will be fully vested in 4 months (01/2010), with similar amounts vesting in 2011.? If you have any additional questions, please feel free to ask.? Thank you kindly for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424425
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	15	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$350	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	His-story	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	12 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	580-600 (Dec-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Consolidating remaining debt
Purpose of loan:
This loan will be used to consolidate the remaining balance of my student loan, car payment and unexpected medical bills.
This will assist me in paying these debts off earlier and allowing me to have a lower monthly payment.?
Your assistance is appreciated in advance.? Thanks

My financial situation:
I am a good candidate for this loan becaus I'm financially responsible and I have good credit which is something I value.?? I've borrowed from prosper before and payed the loan off way in advance.? I will do the same thing for this loan as well.? Thanks again

Monthly net income: $ 3000

Monthly expenses: $ 2500
??Housing: $ 1150
??Insurance: $ 115
??Car expenses: $ 500
??Utilities: $ 115
??Phone, cable, internet: $ 115
??Food, entertainment: $ 350
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424533
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$271.82

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-1992	Debt/Income ratio:	31%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	16y 1m
Amount delinquent:	$0	Revolving credit balance:	$376	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	26%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	g_r_vending	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	660-680 (Jun-2008)
Principal balance:	$2,060.37	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Expanding Vending Business
Purpose of loan:
This loan will be used to double the size of my vending business, from 6 full line locations(snacks/soda) to 22 locations, my gross sales would then be around 50k per year

My financial situation:
I am a good candidate for this loan because my business has no debt right now, all machines are paid in full,I am also still working full time while this business grows into a full time job

Monthly net income: $ 2160

Monthly expenses: $
??Housing: $ 750
??Insurance: $ 36
??Car expenses: $ 296
??Utilities: $ 120
??Phone, cable, internet: $ 80
??Food, entertainment: $ 150
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424539
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 21.92%	Starting monthly payment:	$36.24

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-2004	Debt/Income ratio:	21%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	14	Length of status:	2y 2m
Amount delinquent:	$5,460	Revolving credit balance:	$1,999	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$1-$24,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	transaction-marble	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off a ThinkCash Loan!
Purpose of loan:

This loan will be used to pay off a ThinkCash.

My financial situation:

I am a good candidate for this loan because this loan will be paid without fail.
Here is what I'm trying to get out of:

I have 16 scheduled payments left with ThinkCash at $91.96 every two weeks!
I must get out of this and never go back.

Any help would be greatly appreciated.

Monthly net income: $ 1500
Monthly expenses: $ 1272

Housing: $ 576
Insurance: $ 83
Car expenses: $ 30
Utilities: $ 150
Phone, cable, internet: $ 0 / I work for a cable tv, internet, and phone co.
Food, entertainment: $ 200
Clothing, household expenses $ 20
Credit cards and other loans: $ 213
Other expenses: $ 0

P.S.

In total, I am in debt $3,954.52 (this is with credit cards -- mortgage is current)
If anyone can tell me how to consolidate this debt without using those dirty traditional consolidating companies, please let me know what I should do. I would like to get some kind of loan to pay off my cards and just have one monthly payment. This would be the best thing to help me boost my credit rating. I can't get a loan to do this with low credit ratings. PLEASE HELP-- I NEED ADVICE!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424661
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,900.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$141.97

Auction yield range:	4.18% - 17.50%	Estimated loss impact:	2.17%
Lender servicing fee:	1.00%	Estimated return:	15.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-2000	Debt/Income ratio:	Not calculated
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	9y 11m
Amount delinquent:	$0	Revolving credit balance:	$6,108	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	18%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Gsmcellz	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Invest in Prosper
Purpose of loan:
This loan will be used to? Invest on Prosper , and at the same time help people in Need :)

My financial situation:
I am a good candidate for this loan because? It will be an automated payment deducted from my checking account.

No Late payment , No delinquencies.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424825
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.45%	Starting borrower rate/APR:	26.45% / 28.78%	Starting monthly payment:	$1,013.27

Auction yield range:	11.18% - 25.45%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1993	Debt/Income ratio:	23%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$35,253	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	FPGA	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bailing Out Citibank
Purpose of loan:
This loan will be used to pay off my Citibank credit card.? I have spent the past few years digging out of debt I ran up while in grad school.? A few months ago Citibank decided that since I am such a good customer, they would raise my APR to 29.99%.? Since I never miss a payment, this was an easy way for them to make more money off of me.? Instead of paying down the loan at a rapid pace, I feel like I am treading water at this usurious interest rate.

My financial situation:
I am a good candidate for this loan because I do not miss payments.? My income/monthly payment leaves plenty of headway to continue to build liquid savings as I pay down my debt.? I have $20,000 in 401ks that I can access in an emergency.

I have $11,200 of other credit card debt that I am paying down at a comfortable rate at reasonable interest.? I also have a $12000 student loan with fixed monthly payments and a $2.3% interest rate.

I noticed that Prosper rates the loan as a D.? This is disappointing, but I guess understandable due to the stupid amount of debt I am carrying.? Please take notice of the fact that there are no delinquencies/past dues/etc. listed at all.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424837
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	2 / 1	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	28	Length of status:	9y 5m
Amount delinquent:	$0	Revolving credit balance:	$642	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	85%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	KiddieCastles	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expanding Business
Purpose of loan:
This loan will be used to??make second?deposit payment on expo hall.?I had until Nov.?30 to make second payment but another promoter wants the hall so the state fairgrounds is demanding payment in full by end of September.?Exhibitors don't send their fees in until first of November. Here's a breakdown of the family expo profits in March 2010.?

There is room for 160 exhibitor spaces with a projected revenue of $82,000. The building can hold 20 more exhibitor spaces for an added revenue of $9,500.
The show can have 1 major sponsor @ $10,000 and 2 entertainment sponsors @ $5,000 for an added revenue of $20,000.?

There are 24 pages in the program guide with a projected revenue of $24,000 minimum.?

The pre-sale ticket program has a projected revenue of $37,500. Door sales have a projected revenue of $15,000 ($7,500 per day x 2 days).

The estimated expenses should not exceed $50,000. Location ($15,000), Services ($10,000), Advertising ($15,000), Printing & Distributing ($5,000), and Misc ($5,000). Projected revenue of $188,000 minus estimated expenses of $50,000 = $133,000 profit.

My financial situation:
I am a good candidate for this loan because?I already had a smaller show and it was?successful. I've used the profits to make?initial deposits on the second show.
I have?over 100 exhibitors signed up but their?contract give them until Nov. 1-15 to make their booth payments.

My credit score use to be 789 until my divorce. The divorce papers said the house had to be put up for sale. After a year on the market, it went up on short sale. After a year on short sale, it went into foreclosure.?I bought my house for $265,000. It's current value is $142,000 because of the housing?market collapse.?

Monthly net income: $ 2750

Monthly expenses: $
??Housing: $ 868
??Insurance: $ 50
??Car expenses: $ 50
??Utilities: $ 90
??Phone, cable, internet: $ 70
??Food, entertainment: $ 120
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 0
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424843
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$929.09

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-2002	Debt/Income ratio:	40%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$467	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	20%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	tough-diversification9	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buy First Home - Home Foreclosure
Purpose of loan:
This loan will be used to?help buy a home foreclosure at auction where I plan to then to get a mortgage on the property. The loan would be very low risk and is primarily only needed since you must pay cash down at auction. I would truly only need the loan for a thirty day period until I can get the property appraised and inspected. I think it offers a great opportunity for someone looking to make a quick percentage gain in likely a thirty day time span. Since I will be a first time home buyer and be applicable for the $8,000 tax credit, I am willing to sacrifice a healthy interest rate in return for being able to capitalize on current market conditions

My financial situation:
I am a good candidate for this loan because?I have excellent credit and I have a full time job and no debt. I am very experienced in financial markets and investment properties but unfortunately do not have a lot of cash on had to make the deal happen on my own. Thanks for you consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424859
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1981	Debt/Income ratio:	38%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$3,489	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	107%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	cltrap13	Borrower's state:	Montana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	17 ( 100% )	660-680 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	620-640 (Sep-2008) 640-660 (Dec-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Making "Good" Changes in My Life
Purpose of loan:
This loan will be used to pay off?3 high interest loans that I have and to make my payments more manageable.

My financial situation:
I am a good candidate for this loan because my husband pays most of our main?living expenses. To start with I need to tell you a little about myself and how I got myself into this trouble. I have had a gambling problem for several years, as of March 24, 2009?I quit gambling!! That?was one of the best turning points in my life! I have been free from this addiction for nearly 6 months! ?I have made some mistakes in the last?few years, mostly because of the gambling addiction,?and at one time I had several?"payday" loans and borrowed money anywhere I could?to try to stay afloat. I have since paid off all?of the payday loans and 3?other loans. It is?these 3 loans that?I would like to consolidate into one payment and this would make my paychecks go further every month so that I can make more headway on?my?other bills. The payments on these three loans alone are over $600 and most?of it goes to interest, so they just aren't getting paid down.?Please consider helping me, this is my second Prosper loan, the first one I paid off in about a year and a half. I know I can do the same with this one.?I am really trying hard to budget my money and at this point, my paycheck just isn't going far enough. I am lucky to still have my husband by my side, but he has agreed to?pay most of the main living expenses, but I still need to pay off the rest of my loans and credit cards. I am current on all my payments and was never late or never missed a Prosper payment either.??I am a Christian woman and would love to be on the lending side of this website if all works out for me. I do believe in "giving back" to?those in need as I am in need now.?

Monthly net income: $1940.00

Monthly expenses: $
??Housing: $800 (my husband pays this)
??Insurance: $300 ( my husband pays this)?
??Car expenses: $185 ( I pay this)
??Utilities: $300 (my husband pays this)?
??Phone, cable, internet: $250 (I pay this)?
??Food, entertainment: $400 (we split this)?
??Clothing, household expenses $400 (we split this)?
??Credit cards and other loans: $800?(I pay this)
??Other expenses: $300 (misc. expenses?for kids and gas, I pay this)?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424931
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$235.58

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-2005	Debt/Income ratio:	70%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$6,299	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	penny-creature	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? pay off credit cards.

My financial situation:
I am a good candidate for this loan because?I have the ability to pay it back and it is needed for a very good cause to get me?out of financial hardship.?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $400.00
??Utilities: $
??Phone, cable, internet: $80.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 120.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424937
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,400.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	19.05%	Starting borrower rate/APR:	20.05% / 22.29%	Starting monthly payment:	$200.82

Auction yield range:	8.18% - 19.05%	Estimated loss impact:	8.94%
Lender servicing fee:	1.00%	Estimated return:	10.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1989	Debt/Income ratio:	9%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	12y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	vista5	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical bills from son in hospital
Purpose of loan:
This loan will be used to pay off medical?bills.? I have a son with disabilities and due to his hospital stays, I have incurred?a lot of medical expenses above and beyond what my insurance would cover.

My financial situation:
I am a good candidate for this loan because I have a stable income.? I have been employed with the same company for the past 13 years.? I am an honest and hard working person that will pay this loan back....I promise.

Monthly net income: $ 4062

Monthly expenses:
Housing: $ 850
Insurance: $ 115
Car expenses: $ 100
Utilities: $ 150 - $ 200
Phone, cable, internet: $ 100
Food, household: $ 250

Thank you for taking the time to consider my loan request, this would help us out so much.

THANK YOU for being my angel of hope!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424943
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	23.65%	Starting borrower rate/APR:	24.65% / 26.95%	Starting monthly payment:	$79.15

Auction yield range:	11.18% - 23.65%	Estimated loss impact:	10.58%
Lender servicing fee:	1.00%	Estimated return:	13.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-2001	Debt/Income ratio:	20%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	5y 8m
Amount delinquent:	$0	Revolving credit balance:	$5,388	Occupation:	Nurse (LPN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	wilsondm20	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff High Interest credit card
Purpose of loan:

I have a high interest credit card with home depot and the pomotional period is too end in October and the interest rate will reach 29.9 by default, greedy bankers.

My financial situation:

I have just consolidated my other student debt to a installment loan and will have all my debt paid off in 1.5 years.

I will receive my RN Nursing License in two months.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424955
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1988	Debt/Income ratio:	24%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	6y 1m
Amount delinquent:	$0	Revolving credit balance:	$6,179	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Golfman1206	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	620-640 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	620-640 (Jul-2009) 640-660 (Feb-2008)
Principal balance:	$2,832.12	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Worth It All
Purpose of loan:
This loan will be used to consolidate debt.?

My financial situation:
I am a good candidate for this loan because? I pay all my bills on time as reflected in my credit information you are able to view.? There is one public record, which is a bankruptcy that was discharged August 2006.? The decision to file the bankruptcy was very difficult one to make as at the time my credit had no flaws whatsoever.? However, I had to consider not only?myself but two very special people in my life....my wife and the child that we started caring for overnight about a year before the bankruptcy was filed.? We had been married for a very short time when this situation faced us.? While we were able to pay all our bills, in order to secure this childs future, the expenses were adding up monthly.? I didn't want to take on a loan that I wasn't sure we would be able to pay due to the ongoing and unexpected expenses.? Therefore, I made the decision to file the bankruptcy.? The adoption was final last August and we are a very happy family and can say the biggest blessing in our lives so far.? We have been able to save money for unexpected situations that may come up in the future.?

Update:? We are?still working on the expenses of the adoption and would like to consolidate debt into one payment.

While I know this loan will be my responsiblity I would like to say that my wife enjoys a very sucessful carrer with a modest income that helps with household expenses and childcare.

Monthly net income: $ 3,000 (average)? My income only.
Monthly expenses: $ 1840.00
??Housing: $ 616.00
??Insurance: $ 74.00
??Car expenses: $ 450.00
??Utilities: $ 270.00
??Phone, cable, internet: $?154.00
??Food, entertainment: $ Wifes income handles
??Clothing, household expenses $?My wife handles.
??Credit cards and other loans: $ 485.00 (includes current Prosper loan andl will be paid off with this load).
??Other expenses: $ Wife's income handles
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424971
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$109.21

Auction yield range:	4.18% - 17.50%	Estimated loss impact:	2.17%
Lender servicing fee:	1.00%	Estimated return:	15.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-2000	Debt/Income ratio:	9%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	7y 3m
Amount delinquent:	$0	Revolving credit balance:	$3,719	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	geoinvesting	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need load to purchase used vehicle
Purpose of loan:
The loan requested is for additional funds needed toward the purchase of a used vehicle. ??

My financial situation:
I am a good candidate for this loan because I am reliable, responsible, and pay my bills on time.? I work two jobs and my monthly net income is $2,000.??My living expenses are low because I have no kids to care for and live with roommate.?I have a good credit rating and pay all my bills on time. I have a stable job and been with the same employer for the last seven years.? Part-time job is also reliable income.?

Monthly net income: $
$ 2000

Monthly expenses: I share my living expenses with roommate
Housing: $ 500.00 (Rent)??
Car Insurance: $ 90 Monthly ?
Utilities: $ 50
Phone, cable, internet: $ 50
Clothing, household expenses: $ 100.00
Credit cards payment: 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424973
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.18%	Starting borrower rate/APR:	15.18% / 17.35%	Starting monthly payment:	$521.30

Auction yield range:	14.18% - 14.18%	Estimated loss impact:	14.61%
Lender servicing fee:	1.00%	Estimated return:	-0.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1988	Debt/Income ratio:	39%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	7y 6m
Amount delinquent:	$0	Revolving credit balance:	$172,932	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	valiant-agreement	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Better Education for Children
Purpose of loan:
This loan will be used to fund my start-up tutoring business to help educate the children.

My financial situation:
I am a good candidate for this loan because I pay my bills (mortgage, credit cards, and utilities) in a timely manner.? Due to the economic downturn my pay has been reduced since last year and I don't know when it will go back up.? I have evaluated one of the tutoring franchises and I really like their mission statement.? I really don't want to miss this opportunity to own my business?but I'm in need of assitance with financing the business.

Thank you in advance for your help.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424975
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$652.37

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1994	Debt/Income ratio:	15%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	22	Length of status:	0y 3m
Amount delinquent:	$474	Revolving credit balance:	$6,017	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	40%	Stated income:	$100,000+
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	haonusa	Borrower's state:	California	Borrower's group:	Credit Card Consolidation
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	32 ( 94% )	740-760 (Latest)
Principal borrowed:	$14,000.00	< mo. late:	2 ( 6% )	680-700 (Oct-2006)
Principal balance:	$968.93	1+ mo. late:	0 ( 0% )
Total payments billed:	34
Description
Consolidating Bad Credit Card Debt.
I am listing this loan to consolidate my credit card debt into a lower interest loan.? I started a business that went under a year ago and am just trying dig out from under the debt that it created.? I've had a great, high paying job, since my company folded.? No worries there.

We're not in bad shape, we just want to get this credit card debt on better terms.? I am a great candidate for this loan for a number of reasons.? I have made over 100k for the last eight years with the exception of the year where I was running my own start-up ( I made nothing that year!).? I am a home owner and have about 50K in home equity.? We own an almost new Toyota Prius completely.? Professionally and personally people have a high degree of confidence in my character.?

Should be an easy decision to lend me money.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424977
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 31.75%	Starting monthly payment:	$126.34

Auction yield range:	11.18% - 27.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1998	Debt/Income ratio:	22%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	6y 4m
Amount delinquent:	$0	Revolving credit balance:	$15,519	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	sunny-revenue	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off Bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?? We need to consolidate debt????

Monthly net income: $ 2800.00

Monthly expenses: $
??Housing: $ 827.00
??Insurance: $ 146.00
??Car expenses: $ 477.00
??Utilities: $ 300.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $
??Credit cards and other loans: $ 600.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424979
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.82%	Starting borrower rate/APR:	17.82% / 20.03%	Starting monthly payment:	$180.31

Auction yield range:	6.18% - 16.82%	Estimated loss impact:	5.29%
Lender servicing fee:	1.00%	Estimated return:	11.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1989	Debt/Income ratio:	10%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	18 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$50,866	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	cash-comet3	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to? Pay off high interest debt and manage bills until some significant income becomes available in January to further reduce debt.

My financial situation:
I am a good candidate for this loan because? I have a good solid income source and have never ever been late on a payment. Recently credit card companies have increased my interest rates significantly even though I have never been late.?I take great pride in my payment history and want this to continue. According to this site my credit score is 760-780 because of my long record of paying on time. The issue is the amount of debt?I currently have. This is a good way to make a very good return on a short term risk.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424981
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1997	Debt/Income ratio:	>1000%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	6y 3m
Amount delinquent:	$0	Revolving credit balance:	$1,227	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	81%	Stated income:	$1-$24,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	soulful-worth	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt
Purpose of loan:
This loan will be used to? to pay off check advance place that i borrowed to help my daughter and family, such as car repair book etc.

My financial situation:
I am a good candidate for this loan because? Because i have a reliable job and i am a dependable worker and i do my best to take care of my debt.? I also am committed in trying and doing the right thing.? If i am granted this loan it will allow me to get back on track in the finanial part of my life and when i get my taxes in February i can pay extra towards the loan.? i also will refer people that i know that has had hard times but seem to always do the right things in taking care of their debt.? my debt and credit situation came along with trying to help every one now its time to get myself? together.

Monthly net income: $ 2200

Monthly expenses: $ 1500
??Housing: $ 0
??Utilities: $?0??Phone,40 cable,0 internet: $21??Food, entertainment: $ 150
??Clothing, household expenses $?50??Credit cards and other loans: $?200??Other expenses: $ car payment 345.00 truck payment 163.00 personal loan credit union furniture 120.00 credit union lawn mower 70.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424983
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$248.80

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1998	Debt/Income ratio:	26%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	18 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	15y 0m
Amount delinquent:	$0	Revolving credit balance:	$4,878	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	7
Screen name:	queenfela	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	560-580 (Jul-2008)
Principal balance:	$915.86	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Pay high interest credit cards
Purpose of loan:
This loan will be used to pay off some credit cards with high interest.?

My financial situation:
This loan will be used to?payoff?high interest credit cards.? I am working hard to bring down the amount I owe on my credit cards but the completx interest rates makes this a very long and hard process. This loan will help by lowering the amount of interest that I am currently paying and will increase my cash?flow? by approximately $600 per each month and this extra money can be used to pay off other credit,?bills and medical expenses.??

I have been on time with all of my payments and I am scheduled to pay off my current Prosper loan 9-10 months early.? I have?raised my credit score by over sixty points and?have also?brought down my credit balances from $12,000 to $7,000.??

I have worked consistently and continuously for the past 25 years, fifteen of them at my current job (Company merged 3 years ago).?

I believe in keeping my?commitments (financial and other) that I make?and I have especially?honored the one that has been financed by regular folks.I am trying to move forward.? Please help me achieve this.? The loan payments would be auto deducted from my checking account .? Please consider me.?Thank you. ??

Monthly net income: $ 6068

Monthly expenses: $
??Housing: $ 800
??Insurance: $
??Car expenses: $?
??Utilities: $ 200
??Phone, cable, internet: $ 185
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 500
??Other expenses ( support to mom): $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424985
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	13.01%	Starting borrower rate/APR:	14.01% / 16.17%	Starting monthly payment:	$290.55

Auction yield range:	4.18% - 13.01%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	10.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-2002	Debt/Income ratio:	12%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	4y 11m
Amount delinquent:	$0	Revolving credit balance:	$8,412	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	axcimoch	Borrower's state:	Connecticut	Borrower's group:	STUDENT AND EDUCATIONAL LOANS
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 100% )	740-760 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	680-700 (Mar-2007) 680-700 (Dec-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	1
Description
Paying off credit cards
Purpose of loan:

This loan will be fully used to pay off the credit cards debt that I have. ?I have been a client of Citibank and Bank of America for more than 5 years and never had a late payment, but recently received a letters increasing my credit cards rate to around 24%. I like to consolidate credit cards debt and lower the interest rate to reasonable level. I?m planning on paying the prosper?loan off early by making extra payments to principal.

My financial situation:

Net salary+ guaranteed bonus???? ?$ 3150 a month
Rent with utilities ?-???????????????????? ?-$550 a month
Cell phone bill/ internet/ cable???? ??-$200 a month
Car expense / gas???????????????????????-$200 a month
Credit cards??????????????????????? ?????? ?-$400 a month ( which will be paid off with this loan)
Insurance ?-????????????????????????????????-$100 a month
Misc expense?????????????????????????????-$100 a month
Groceries/ dinning out???????????????? - $500 a month
Education expense?????????????????????-$ 300 a month???????????????????????????????????????????????
????????????????????????????????????? ??? --------------------------------?????????????????????????
??????????????????????Total left ??around?? +$800 a month?????????????????????????????????????????????? .

????As you can see I make enough to pay for the loan. I also have a savings account which I could use to pay off half of my debt but I rather keep that money for unforeseen emergency situations. Better safe than sorry. ?This loan will eliminate my monthly credit cards payments and I?m planning on making same payment amount towards new prosper loan. I?m currently finishing up my MBA and expecting promotion/rise in the near future.

I am a good candidate for this loan because of my excellent credit history and credit score . In the past I had a loan with Prosper which was paid off 1.5 year earlier
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424987
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.45%	Starting monthly payment:	$82.24

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1995	Debt/Income ratio:	137%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	5y 4m
Amount delinquent:	$0	Revolving credit balance:	$28,892	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	luvdogsncats	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	700-720 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	680-700 (Feb-2008)
Principal balance:	$2,780.59	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
I listen to Clark Howard!
Purpose of loan:
This loan will be used to? pay off a high interest credit card.

My financial situation:
I am a good candidate for this loan because? I began a new business 4 years ago, and the last two years it has taken off.

Monthly net income: $ 1600.00-2200.00? Husband 2500.00-3500.00

Monthly expenses: $
??Housing:?????
??Insurance: $?48????
??Car expenses: $ 365????????????
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 370
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424991
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.18%	Starting borrower rate/APR:	15.18% / 18.85%	Starting monthly payment:	$34.75

Auction yield range:	14.18% - 14.18%	Estimated loss impact:	14.61%
Lender servicing fee:	1.00%	Estimated return:	-0.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1991	Debt/Income ratio:	8%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	5y 1m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Analyst
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	royallord	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	600-620 (Jan-2008) 580-600 (Nov-2007)
Principal balance:	$522.19	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Paying off Funeral Costs
Purpose of loan:
Need money to pay off Funeral costs for Mother-in Law
My financial situation:
Solid job, multiple incomes.?Since this was an unexpected expense, we do not have the extra funds budgeted. If we have a payment plan ~($34/mo) we can easily afford to pay the loan back over time, we have done well with our other Prosper loan as you can see.? Thank you.

Monthly net income: $ 4700

Monthly expenses: $?2470
??Housing: $?850
??Insurance: $?295
??Car expenses: $?245
??Utilities: $?60
??Phone, cable, internet: $ 20
??Food, entertainment: $ 400
??Clothing, household expenses $?500
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424993
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.43%	Starting borrower rate/APR:	11.43% / 13.55%	Starting monthly payment:	$230.60

Auction yield range:	3.18% - 10.43%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1989	Debt/Income ratio:	17%
Credit score:	820-840 (Sep-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$2,929	Occupation:	Engineer - Chemical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	31%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	liberty-quest	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
CONSOLIDATE BILLS
Purpose of loan:
This loan will be used to consolidate bills with a better interest rate.

My financial situation:
I am a good candidate for this loan because my credit score reflects my good payment history
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424997
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.33%	Starting borrower rate/APR:	12.33% / 14.47%	Starting monthly payment:	$266.98

Auction yield range:	4.18% - 11.33%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1986	Debt/Income ratio:	12%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	24y 8m
Amount delinquent:	$0	Revolving credit balance:	$8,062	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	31%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	pure-payment	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Payoff
Purpose of loan:
This loan will be used to?pay off debt?

My financial situation:
I am a good candidate for this loan because I chose to pay my debt instead of walking away from them
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424999
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$24,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.17%	Starting borrower rate/APR:	25.17% / 27.48%	Starting monthly payment:	$956.40

Auction yield range:	17.18% - 24.17%	Estimated loss impact:	35.89%
Lender servicing fee:	1.00%	Estimated return:	-11.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1990	Debt/Income ratio:	25%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	31	Length of status:	13y 2m
Amount delinquent:	$0	Revolving credit balance:	$13,035	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	56%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	10
Screen name:	parmotinc	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	2 ( 100% )	660-680 (Latest)
Principal borrowed:	$26,000.00	< mo. late:	0 ( 0% )	660-680 (Jul-2009) 720-740 (Aug-2008) 740-760 (Jul-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	2
Description
Looking to grow business.
Purpose of loan:
The purpose of the loan is to buy more inventory for my?business.? I am?a full time Police Officer for the last 13 years.? Instead of working off duty I started a small business on the side.? ?I buy and sell cars of particular interest.? It is only part time at the moment, but will be full time when I retire from the Police Department in?7 years.? I have currently been in business for the last 5 years.? My background before joining the Police Department was at a World Challenge Corvette Race team.? I am able to identify and work on special interest vehicles.? I average around $35000/yr from my business and it is still only part time.??? I have already recieved?two Prosper loans and paid?them off on time and without any problems.? My business is doing great and I'm excited about my Prosper family helping me achieve the next level.? I thank you in advance.?

My financial situation:
I am a good candidate for this loan because? I am trustworhy and honest.? My wife is a Physical Therapist and I'm a Police Officer so we both have job security.? Our house will be paid for in?7 years from a 15 year loan.? You can trust me that you will not make a mistake.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425005
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$549.84

Auction yield range:	17.18% - 18.00%	Estimated loss impact:	35.50%
Lender servicing fee:	1.00%	Estimated return:	-17.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1992	Debt/Income ratio:	27%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	16 / 14	Employment status:	Retired
Now delinquent:	0	Total credit lines:	39	Length of status:	10y 5m
Amount delinquent:	$0	Revolving credit balance:	$26,127	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	8
Screen name:	friendly-justice9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?
Consolidate my debts, primarily paying off credit cards. I am making over $63,000.00 per year and can easly pay monthly payments.? I have retiremenst coming in from the USAF, Northrup/Grumman and Social Security. I have never had a late payment or any marks against my credit.
My financial situation:
I am a good candidate for this loan because I have enough income to easily pay off the monthly payments. I am very reliable and have never had a late payment or any marks against my accounts.

Monthly net income: $? 5,268.60

Monthly expenses: $
??Housing: $? rent - $1390.00
??Insurance: $? 0
??Car expenses: $ 0
??Utilities: $ 75.00

??Phone, cable, internet: $ 107.81
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 1200.00?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425009
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$298.20

Auction yield range:	17.18% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-2008	Debt/Income ratio:	14%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	4 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$913	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	brightest-generosity-sunshine	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off High Interest C.Cards etc.
undefinedundefined Purpose of loan:
This loan will be used to consolidate high interest rate credit card debt as well as other debts. I will specifically be able to pay off 3 Credit Cards ($5700), my Bike ($600), and my Car ($1900) with this loan. This will reduce my total monthly payments for these debts by about 450 dollars. The credit cards all increased my interest rates drastically this year. I am not making payments late plus I always pay as much over the minimum payment as I can afford. However, my husband lost his job several months ago and this has made our budget very tight.

My financial situation:
I am a good candidate for this loan because right now I make almost exactly what I spend each month, but with this loan I will have more money each month to save for emergencies. This and the fact that my husband starts a new job Monday September 21st will ensure that I never miss a payment. With more money coming in and less going out (if I get this loan) I believe we will have zero trouble paying back the loan and be able to save money towards purchasing a house. The company i work for is doing well and we stay overloaded with work. I have a perfect attendance record and am in no danger of losing my job. Please consider helping us dump these high interest rate credit cards forever and rest assured that we will pay every cent back.

Monthly net income: $ 2200

Monthly expenses: $ 2155
??Housing: $ 700
??Insurance: $ 65
??Car expenses: $ 50
??Utilities: $ 130
??Phone, cable, internet: $ 120
??Food, entertainment: $ 300
??Clothing, household expenses $ 40
??Credit cards and other loans: $ 700
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425013
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,800.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	28.90%	Starting borrower rate/APR:	29.90% / 32.28%	Starting monthly payment:	$542.68

Auction yield range:	17.18% - 28.90%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1995	Debt/Income ratio:	27%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	22 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	54	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$27,971	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	87%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	contract-captain	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating
Purpose of loan:
Loan will be used to retire construction loans on one of my apartment complexes..

My financial situation:
Potential lenders may rest assured that I have my own "skin" heavily leveraged in this venture.? This loan is a vehicle to a well-researched opportunity in the near future using economies of scale.? Paying off some of my revolving construction lines of credit make it possible to redeploy funds in a way that will increase rental income in the short term.

Monthly net income: $ 112K

Monthly expenses: $?
??Insurance: $ 600
??Car expenses: $ 270
??Utilities: $ 110
??Phone, cable, internet: $ 25
??Food, entertainment: $ 110
??Clothing, household expenses $ 40
??Credit cards and other loans: $?740
??Other expenses (grad student loans): $ 540
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425015
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-1997	Debt/Income ratio:	24%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	3 / 5	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	20	Length of status:	9y 3m
Amount delinquent:	$38,321	Revolving credit balance:	$2,436	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	23	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	worlds-best-pound	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Finalizing Rehab of home for sister
Purpose of loan:
This loan will be used to? help out and pay for finalizing a rehab project for my sister's home.

My financial situation:
I am a good candidate for this loan because? I am currently working on a my job, full time with 20-30 hours per payday(every 2 weeks)?of 0vertime.? I do?not have a lot of credit debt.? I have had some bad breaks, (as with everyone else) but overall, I will pay.? Will also authorize payment from account. I do have some deliquencies, that was a result of a current divorce pending and credit in both my wife and my name, whereby she should have been paying but was not.? Not trying to place blame, but the truth is the truth.? My credit has been ruined for non payment of mortgage, and I am in the process of selling my home.? Its not a lot of money, but it will help out and I can pay.? I do not have a great deal of debt.? I am a good honest?person, just trying like everyone else.? ( I know you hear from everyone, but I am sincer in paying).? I have made mistakes with allowing my wife to take care of finances but a mistake I have now learned and will not allow again.? (one reason we are getting divorce.)? I am trying to get back on my feet.? I will pay.

Monthly net income: $ 3200.00

Monthly expenses: $
??Housing: $ 0.00
??Insurance: $?67.80
??Car expenses: $ 756.00????
??Utilities: $ 117.00
??Phone, cable, internet: $?66.00????
??Food, entertainment: $ 100.00
??Clothing, household expenses $
??Credit cards and other loans: $ 75.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425019
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,600.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.56%	Starting monthly payment:	$72.38

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-1985	Debt/Income ratio:	12%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	55	Length of status:	24y 4m
Amount delinquent:	$224	Revolving credit balance:	$5,754	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	28	Homeownership:	No
Inquiries last 6m:	3
Screen name:	lennytina	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	620-640 (Jun-2008)
Principal balance:	$688.06	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Family Vacation
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
I have continuously have been employed at my job the past 24 plus years and recently paid off a 411.00 car payment with The First Bank of Denver. However I will need to get some immediate funds for a family vacation and would like to stretch it out over a personal loan payment?if at all possible and could really use a loan for this purpose as well as improve and repair my credit.?
Monthly net income: $ 3900.00

Monthly expenses: $
??Housing: $900.00
??Insurance: $ 184.00
??Car expenses: $ 0
??Utilities: $ 250.00
??Phone, cable, internet: $ 109.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 300.00
??Credit cards and other loans: $ 570.00
??Other expenses: $ 120.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425021
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$235.86

Auction yield range:	3.18% - 12.00%	Estimated loss impact:	1.52%
Lender servicing fee:	1.00%	Estimated return:	10.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1997	Debt/Income ratio:	9%
Credit score:	840-860 (Sep-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	32y 8m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	brilliant-dinero5	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
'Helping My Sister"
Purpose of loan:
This loan will be used to? help my Sister.? We all need help at one time in our lives and She is in need at this time. I am updating information on a loan request I had applied for previously, but was not fully funded.? I was asked why I had (1) one negative report on my credit bureau report.? I had not checked my credit report in two years and did not have a answer.? I do now.? Capital-One and I had a battle over money I did not owe.? They won and I lost.? I did pay the $850.00 and they reported it to the credit bureaus.? I did not realize they did this.? I thought it was only for a bankruptcy.
I originally asked for $9000.00, since I last applied? I have raised $2000.00.? I really do not want to take the money out of my 401k unless there is no other alternative.
Thank you for considering this loan.

My financial situation:
I am a good candidate for this loan because?I am creditworthy with stability of the same job, house and married to my Wife for over 30 years.
Have even lived in the same state all my life with the exception of my stint with the Army.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425025
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$198.80

Auction yield range:	17.18% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-1983	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	10 / 9	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	28	Length of status:	21y 3m
Amount delinquent:	$205	Revolving credit balance:	$154,707	Occupation:	Attorney
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	99%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	deal-superstar6	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
S.M. Davidson Practice/Debt Red.
Purpose of loan:
This loan will be used to? pay off a credit card with too high an interest rate(Chase); pay $3500.00 to a consultant to market legal services in the Spanish-speaking community, and reduce balances on all of my credit cards.

My financial situation:
I am a good candidate for this loan because I have not been delinquent on any payments in over seven years.

Monthly net income: $ 10,000.00

Monthly expenses0Housing: $ 2500.00Insurance: $ 1000.00Car expenses: $ $525.00Utilities: $ 400.00Phone, cable, internet: $ 100
??Food, entertainment: $ 400Clothing, household expenses $ 250Credit cards and other loans: $ 600
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425029
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1991	Debt/Income ratio:	12%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	22y 2m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	96Cavalier	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	55 ( 100% )	680-700 (Latest)
Principal borrowed:	$6,200.00	< mo. late:	0 ( 0% )	660-680 (Jan-2008) (Aug-2006)
Principal balance:	$2,591.49	1+ mo. late:	0 ( 0% )
Total payments billed:	55
Description
Parents car and anniversary
Purpose of loan: My parents recently celebrated their 50th wedding anniversary. As one gift to them I would like to pay the balance they have on their automobile loan.? And I would like to send them on a vacation so that they can celebrate this occasion on their own. I don't want them to worry about finances on this trip wherever they might choose to go.?? Thanks to all who consider my request.

My financial situation:
I am a good candidate for this loan because I have a good payment history on my loans with Prosper.? I work a full schedule although other departments may reduce their work schedule.

Monthly net income: $ 1800

Monthly expenses: $675
??Housing: $0 ?? I live with my parents so I can help my father take care of my mother who has health problems.? They own their home.
??Insurance: $80??? Auto and Life
??Car expenses: $100
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 75
??Clothing, household expenses $75
??Credit cards and other loans: $165 for a Prosper loan. I have no credit cards.
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425031
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 31.75%	Starting monthly payment:	$105.28

Auction yield range:	11.18% - 27.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	9 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	16	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$9,299	Occupation:	Landscaping
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	92%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	impressive-openness	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay down debts

My financial situation:
I am a good candidate for this loan because I have proven track record.? Have no late payments and always pay on time, surprised at the low rating prosper gavee me. I currently own 3 homes and would gladly provided credit report minus ss # and would encourage people to search Douglas County Ne, and Sarpy county NE assessor page to see ownership of properties.? In Sarpy just type in 6914 S 32nd ave and 1603 Main St, and that will prove my ownwership.? in Douglas simply type in las name.? I don't really want to pull out equitty for a couple thousand.? Prosper u might want to tweak your grading criteria, to give a fair assesment, my score is well above 700.

Monthly net income: $ 3,200

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 150
??Car expenses: $ 440
??Utilities: $ 100
??Phone, cable, internet: $ 275
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425033
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$994.00

Auction yield range:	17.18% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	12	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$120,422	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	13
Screen name:	zippy007	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Gamer Grub
During the past 11 years, Keith, has had extensive experience in toy product development,?computer gaming and project management.??Building on this experience, in 2008,?Keith developed?a unique product for computer users.?

This new innovative product is called Gamer Grub?.

Gamer Grub is offered in four flavors and is designed to support mental performance.? More information is at http://www.gamergrub.com/

Gamer Grub initiated shipping to retail locations in April 2009 and is currently being sold nationwide in 110+ electronic and specialty retail store locations such as; Fry?s Electronics, Play N Trade, Microcenter and CompUSA.

The $25,000 requested will be used for inventory, marketing and operational costs for Gamer Grub.? These funds are needed for bridge funding while Biosilo Foods, Inc. is in the process of raising $350,000 in venture capital funds, which will be used for repayment of the $25,000.

Please note that the lower credit score is only due to inquiries.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425035
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$280.30

Auction yield range:	11.18% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1987	Debt/Income ratio:	44%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	18 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	47	Length of status:	22y 1m
Amount delinquent:	$0	Revolving credit balance:	$36,323	Occupation:	Military Officer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	shammyadams	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	640-660 (May-2008)
Principal balance:	$3,437.72	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Paying off Higher Debt
Purpose of loan: Debt consolidation loan: If I am fortunate enough to receive a loan I am going to use the funds to pay off a current Prosper Loan that has a high interest rate (30%).? I will use the remainder of the loan to pay off other high rate debt.? With the additional funds I will be able to pay off a total of three credit cards and my payments per month will be lower than they currently are.

My financial situation:
I am a good candidate for this loan because I have had a Prosper Loan for approximately 18 months.? I have never been late or missed a payment on this loan or any of my other debts.? My Credit score does not represent me well.? It is what it is due to revolving debt.? The fact remains that I have always paid my bills on time and have not ever defaulted on anything, nor will I in the future.

Monthly net income: $ 9908

Monthly expenses: $
??Housing: $ 1304
??Insurance: $ 98
??Car expenses: $ 0
??Utilities: $ 210
??Phone, cable, internet: $ 150
??Food, entertainment: $?850
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 2000
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425037
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$814.25

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1995	Debt/Income ratio:	52%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	11y 6m
Amount delinquent:	$0	Revolving credit balance:	$17,168	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	power-fields4	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation Loan Needed
Purpose of loan:
This loan will be used to pay down the revolving debt and l have accrued.

My financial situation:
I am a very good candidate for this loan because I have always kept all my?debts in?excellent standing. A house purchase two years ago helped accrue the debt due to remodeling needs. Now the house is just about finished, and it is time to eliminate the credit card debt. I?am looking to pay off this debt so that I can cancel these credit cards.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425039
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 21.92%	Starting monthly payment:	$36.24

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-2003	Debt/Income ratio:	16%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	9	Length of status:	4y 1m
Amount delinquent:	$878	Revolving credit balance:	$1,003	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	111%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	3
Screen name:	josejf22	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	600-620 (Oct-2007)
Principal balance:	$402.66	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Paying off a Small Loan
Purpose of loan:
I am currently in the need to pay off a small Loan that I have. It's about $1,200 and once I get rid of it, I'll somewhat?be debt free, which is great because I just married about 2 weeks ago. It'll be a big step in my life and in our relationship with my new wife.

My financial situation:
I am very confident I can pay back this loan because my current work income allows for me to borrow this amount. I make $32,000/year and the company I work for offers raises yearly that are not cents, but dollar raises. It's a good company and planning on staying here for a while. In addition, my personal expenses are not very much at all. My wife is also in very good economic standing. The only reason I am borrowing is because I need the money ASAP, but very confident I can pay it back in less than 6 months.

Monthly net income: $ 1,900

Monthly expenses: $ 1,370
??Housing: $?500
??Insurance: $ 100
??Car expenses: $ 220
??Utilities: $ 50
??Phone, cable, internet: $ 55
??Food, entertainment: $ 150
??Clothing, household expenses $?50
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425047
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$994.00

Auction yield range:	17.18% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-1997	Debt/Income ratio:	34%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	9 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$6,039	Occupation:	Fireman
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	24%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	wealth-multiplier1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting a small business
Purpose of loan:
This loan will be used to?
This loan will be used to start my small business.? I will be buying foreclosed properties, fixing them up (as need be), and selling them to individuals and families who cannot qualify for a traditional mortgage due to stricter standards enforced by banks and lenders.? This money will be used to make down payments on properties, advertise my properties, and pay for additional business expenses such as business cards, flyers, and signs.

My financial situation:
I am a good candidate for this loan because?
I am a good candidate for this loan because I have high credit scores, am very responsible with money, and have never had a deliquent payment or account.? I hold a bachelor of science degree in business management so I am confident in my ability to successfully manage and market my business.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425051
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1985	Debt/Income ratio:	26%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	33 / 30	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	72	Length of status:	4y 11m
Amount delinquent:	$0	Revolving credit balance:	$52,516	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Chicago1234	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 86% )	620-640 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	1 ( 14% )	680-700 (Jun-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	7
Description
Paying off a debt
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Purpose of loan:
I need a short tem loan to cover the repayment of a credit card debt that must be repaid in the next 15 days.? My plan is to pay the loan back in 12 months or less.? I have a good, stable job.? This is my second loan with Prosper.? The first loan was in the amount of $15,000 and I paid the loan back in less than two years.?

My financial situation:

Monthly net income: $ 9800
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425057
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	18.99%	Starting borrower rate/APR:	19.99% / 22.23%	Starting monthly payment:	$594.54

Auction yield range:	8.18% - 18.99%	Estimated loss impact:	8.94%
Lender servicing fee:	1.00%	Estimated return:	10.05%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1986	Debt/Income ratio:	38%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	20 / 18	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	39	Length of status:	10y 1m
Amount delinquent:	$166	Revolving credit balance:	$28,101	Occupation:	Clergy
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	26%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	RichDaddy	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Lowering my interest rate
This loan will be used to pay off a credit card that they have decided to increase from 5.99% to 23.99% even though we have never been late or over limit and have always paid more than the minimum.? I've started the interest at the recommend rate assuming it will?end up?lower.

My financial situation:
Let me first address the delinquent account for $166 that shows up. This is being disputed with Experian. It involves a Verizon account that had been disconnected when we moved. The "phone" division of Verizon didn't communicate with the "DSL" division about the disconnect or the updated address. When I figured it out I called and they apologized and cleared the account for me but somehow failed to report this to the Experian.

The income is only what I receive for my full-time job. Additional monthly household income includes my wife's ($1000), positive cash flow from my rental units ($1200), income from management of another company's rentals ($325), income from a small website design business I have ($500) and sporadic income from a small process serving business I have ($100-$500). I do also receive various fees for doing weddings and funerals throughout the year. I have two children at home one 15 and one 9. We already have a paid for in full car for the 15 year old when he starts driving next year and he currently earns a seasonal (summer) income of about ($250 - $350) mowing lawns.

This loan will not change our current expenses at all. We will be paying the same amount and will just get this paid off faster. This is our largest credit card and we have been paying $600 per month, well over the minimum and have never been late but the bank decided to move our rate up to 23.99% It is our desire to pay this off as quickly as possible and NEVER go into debt again.

We own (no loans) all of our vehicles and they are at least 3 years away from needing replaced. Our main vehicle only has 70K on it and is in great shape. We actually have an extra Ford Ranger that I will be selling (assuming for between $700-$1000) which will be directly applied to our other smaller credit cards. We are committed to becoming debt free within 36 months. As other cards are paid off the current payments will be added to this loan.Thank you for considering my loan and feel free to ask me to clarify anything here.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422526
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	35.00%	Starting borrower rate/APR:	36.00% / 39.48%	Starting monthly payment:	$1,159.38

Auction yield range:	17.18% - 35.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1996	Debt/Income ratio:	82%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$7,910	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	urbane-openness	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit card
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Ii work to pay my debts
Monthly net income: $
1700
Monthly expenses: $
??Housing: $?0
??Insurance: $125
??Car expenses: $200
??Utilities: $ 300
??Phone, cable, internet: $
??Food, entertainment: $?500
??Clothing, household expenses $ 75
??Credit cards and other loans: $500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422668
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1990	Debt/Income ratio:	42%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	60	Length of status:	22y 10m
Amount delinquent:	$9,420	Revolving credit balance:	$16,097	Occupation:	Flight Attendant
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	stewmary	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	660-680 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	660-680 (May-2008)
Principal balance:	$1,339.92	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
New computer and vacation
Purpose of loan:
Need new computer and long overdue husband/wife getaway! Monthly net income: $ 3600

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422974
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	11.18% - 19.00%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1995	Debt/Income ratio:	13%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	11 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$823	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	20%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	RGI	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 85% )	740-760 (Latest)
Principal borrowed:	$20,000.00	< mo. late:	2 ( 15% )	720-740 (Jan-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Consildation at a lower rate
Purpose of loan:
This loan will be used to?pay off my?credit line(currently at 20%)?and help me prepare for my first home purchase.? Lowering my monthly payment and saving on interest charges will help?me position myself?to purchase?my first?home in late 2010/early 2011.??I have a good career and good credit (no delinquencies/derogatory items, etc.).? I have?borrowed on prosper before, and paid off my loan in?about?13 months.??Thought I'd try prosper again.? Thanks for reading my request.

My financial situation:

Monthly income: $6,000
Rent: $1,500
Credit Cards/LOC: $800
Other Expenses (Car Ins, Cell, Cable, Gas, Food, etc): $1,000

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424076
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1995	Debt/Income ratio:	17%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	14 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$1,221	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	lautostoppeur	Borrower's state:	California	Borrower's group:	AAA LGBT Families helping LBGT Families
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	28 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	580-600 (May-2007)
Principal balance:	$833.71	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
Paying Off Debts
Purpose of loan:
This loan will be used to pay off some very high-interest debts.

My financial situation:
I am a good candidate for this loan because I have proven success as a Prosper Borrower--I've never missed a payment.? I am also stably employed.

Monthly net income: $ 3300

Monthly expenses: $
??Housing: $ 1165
??Insurance: $ 100
??Car expenses: $ 100
??Utilities: $ 30
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $ 400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424230
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.55%	Starting borrower rate/APR:	25.55% / 27.86%	Starting monthly payment:	$300.38

Auction yield range:	11.18% - 24.55%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1992	Debt/Income ratio:	23%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$30,318	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bwelthe	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	640-660 (May-2008)
Principal balance:	$4,373.98	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Pay off high interest debt
Purpose of loan:

Pay off one high interest credit line and close the account.

My financial situation:

I was working for an equipment leasing company in sales when the economic downturn hit. I incurred a high interest debt trying to manage financially while looking for better employment.

I went back to work as an engineer with a company I had previously worked with for 8 years. I?ve been back for 10 months. I work in the Oil and Gas Industry, and there?s a shortage of engineers with my expertise in rotating equipment. My boss is very happy with my work, and I believe my job is very secure. If I did lose it, there?s plenty of demand for engineers with my experience and I?d be able to get another job.

I have disability and life insurance, so if I get disabled or die, the loan will be paid.

I've paid off loans made to me by family and friends, and now am paying about $500 extra each month on the principle for a credit line for which the interest rate is 30% (Yeah, I was pretty desperate when I took it out.)

I pay my bills and debts on time. My Prosper credit score reflects that I have high revolving balances.

I expect this loan will fund at about 15%. It will be the most secure 15% you?ve ever made.

Monthly net income: $4,825 after payroll deductions
Monthly expenses total: $3,647
Positive cash flow: $1,178

Breakdown of Monthly Expenses:
Housing: $865
Insurance: $154
Car expenses: $286
Utilities: $97
Phone, cable, internet: $125
Food, entertainment: $500
Clothing, household expenses $100
Credit cards and other loans: $1220
Other expenses: $300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424518
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$237.17

Auction yield range:	11.18% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1989	Debt/Income ratio:	12%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	5y 5m
Amount delinquent:	$0	Revolving credit balance:	$52,038	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	the-engaging-auction	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying high interest debts
Purpose of loan:
This loan will be used to payoff high interest debts and loans.

My financial situation:
I am a good candidate for this loan because I am retired military and have a stable job on a contract with the U.S. Air Force.? I am responsible, honest, with high integrity and morals.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424536
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.98%	Starting borrower rate/APR:	16.98% / 19.18%	Starting monthly payment:	$392.07

Auction yield range:	6.18% - 15.98%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1995	Debt/Income ratio:	24%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$26,361	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	discrete-benjamins	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate credit cards
Purpose of loan:
This loan will be used to payoff higher rate credit cards.

My financial situation:
I am a good candidate for this loan because of solid rating and timely payment on existing debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424832
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$199.34

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1986	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	5 / 4	Employment status:	Part-time employee
Now delinquent:	2	Total credit lines:	26	Length of status:	0y 0m
Amount delinquent:	$3,820	Revolving credit balance:	$13,131	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	55%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	currency-piano	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off credit card balances.

My financial situation:
My son is newly divorced and needs the money to pay off his credit cards.? He's a brand new dad and wants to start fresh with no debt, so I'm helping?him get back on his feet.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424840
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 24.81%	Starting monthly payment:	$37.68

Auction yield range:	17.18% - 20.00%	Estimated loss impact:	19.13%
Lender servicing fee:	1.00%	Estimated return:	0.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-2000	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	midaran	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Transmission Needs A Rebuild
Purpose of loan:
This loan will be used to have my automatic transmission rebuilt.?????????

My financial situation:
I am a good candidate for this loan because i have very little debt. Also, I am living and taking care of my grandmother, so i only pay $200 for rent.
Every payment i've made in the last 4 years including car, insurance, phone and medical have been on time. I am financially responsible. I am seeking a loan for this transmission work because i do not have the funds to pay the cost up front.

Monthly net income: $ 1,400.00

Monthly expenses: $
??Housing: $ 200????
??Insurance: $ 103.00????
??Car expenses: $ 303.00????
??Utilities: $ 0
??Phone, cable, internet: $75
??Food, entertainment: $ 150????
??Clothing, household expenses $25
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424934
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,200.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.55%	Starting borrower rate/APR:	25.55% / 27.86%	Starting monthly payment:	$368.47

Auction yield range:	11.18% - 24.55%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1991	Debt/Income ratio:	42%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	24 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	47	Length of status:	8y 10m
Amount delinquent:	$0	Revolving credit balance:	$61,808	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	red-studious-affluence	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying a quality used car
Purpose of loan:
This loan will be used to? purchase a car to replace a car that was totaled.? we will be getting a less expensive car with a lower payment.? My 23 year old daughter will be driving it.? She isn't on the loan because she has student loans on her credit report.? she is working full time making over $26000 per year.?

My financial situation:
I am a good candidate for this loan because? we care about our credit.? we might have a lot of it, but we pay our bills.? I know how important credit is.

Monthly net income: $ 7000

Monthly expenses: $
??Housing: $ 2000
??Insurance: $ 200
??Car expenses: $900?
??Utilities: $ 300
??Phone, cable, internet: $100
??Food, entertainment: $ 400
??Clothing, household expenses $100
??Credit cards and other loans: $ 2000
??Other expenses: $

Please?? We will not let you down.? Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424940
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$795.20

Auction yield range:	17.18% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1999	Debt/Income ratio:	15%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	19 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	8y 4m
Amount delinquent:	$0	Revolving credit balance:	$36,568	Occupation:	Engineer - Chemical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	29%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	23
Screen name:	ProEngineer46	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Car Loan
Purpose of loan:
To Purchase a New Automobile...

My financial situation:
I am a good candidate for this loan because I have a steady Income, solid work flow, and fantastic payment records.
I purchased a home two months ago and Credit Score was dinged because I made the mistake of shopping for home loans on lendingtree.com.?
15 or so companies pulled my credit score and it knocked down my score 50 points or so... Ridiculous Right!..
As you can see, I have never missed a loan payment in my life, I am extremely responsible and take my position with high regard.

Monthly net income: $ 13554

Monthly expenses: $
??Housing: $ 2113
??Food, entertainment: $ 750
??Clothing, household expenses $ 750
??Other expenses: $ 750
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424946
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-2005	Debt/Income ratio:	42%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$4,437	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Alphaman2k1	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	30 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	660-680 (Aug-2009) 620-640 (Feb-2007)
Principal balance:	$610.00	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
Paying for last 2 terms of college
Purpose of loan:
This loan will be used to pay for my last two terms of college so that I may persue a teaching career.

My financial situation:
I am a good candidate for this loan because I have a good pay history with all my bills as well I have future plans of buying a house and will like to increase my credit score to achieve a better rate.

Monthly net income: $ 1800
Monthly expenses: $
??Housing: $?250
??Insurance: $ 25
??Car expenses: $ 483
??Utilities: $?75
??Phone, cable, internet: $?70
??Food, entertainment: $ 150
??Clothing, household expenses $?100
??Credit cards and other loans: $ 200
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424964
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-2004	Debt/Income ratio:	19%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	20 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$15,309	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	22%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	16
Screen name:	power-sycamore	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Putting in a new kitchen
Purpose of loan:
This loan will be used to put in a brand new kitchen on a newly home that I just purchased. I bought the home in a short sale which was a huge savings.

My financial situation:
I am a good candidate for this loan because I have had a pretty good credit history. I have paid all my bills on time and tend to pay more then the required payments. I think this loan will also help me build my credit profile buy showing that I can pay those loan on time for the term.

My Job:
I currently oversee a chain of locally owned restaurants. I have had the position for almost 3 years now.

Monthly net income: $ 11,500

Monthly expenses: $
??Housing: $ 1,250
??Insurance: $ 125
??Car expenses: $697
??Utilities: $ 400
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 500
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424972
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.48%	Starting monthly payment:	$54.98

Auction yield range:	17.18% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-1998	Debt/Income ratio:	37%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	23	Length of status:	17y 5m
Amount delinquent:	$1,689	Revolving credit balance:	$380	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	ljc085	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	680-700 (Aug-2008)
Principal balance:	$1,087.42	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
paying off pay day loans
Purpose of loan:
This loan will be used to? pay off pay day loans

My financial situation:
I am a good candidate for this loan because?Paying these loans off will free up 400.00? a month. WE ARE CURRANT ON ALL OUR BILLS NOW THAT MY WIFE WENT BACK TO WORK THIS MONTH.?JUST NEED TO PAYOFF?THE PAYDAY LOANS TO GET BACK ON TRACK AGAIN, THANK YOU FOR ALL YOU HELP

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $ 1534
??Insurance: $ 150
??Car expenses: $?377
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $450
??Clothing, household expenses $
??Credit cards and other loans: $ 450
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424974
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$173.33

Auction yield range:	11.18% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-2001	Debt/Income ratio:	18%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$718	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	trasildo	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying Used CAr
Purpose of loan:
This loan will be used to purchase a used car.

My financial situation:
I am a good candidate for this loan because I have a stable job at a small business. I recently moved back in with the parents and have reduced my monthly bills.

Monthly net income: $

Monthly expenses: $
??Housing: $ 200
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 90
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 290
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424976
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-2002	Debt/Income ratio:	4%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	5	Length of status:	3y 4m
Amount delinquent:	$62	Revolving credit balance:	$802	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	Johnzie	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Prosper Lender Wanting to Give Back
Hello and thank you for taking the time to read my posting.

My name is John and I am turning 25 years old this month! I have a full time career and also manage projects on my spare time for side income. I've also been a lender on Prosper for years and have current loans out with borrowers.

I love the idea behind this community and am eager to give back to those who are willing to be my lenders.
Purpose of loan:
I need to start taking more proactive measures to strengthen my credit. The purpose of this loan is to add an additional trade line to my credit profile and pay it off in full after 12 months.

My financial situation:
I am not struggling financially. I plan to put this money (with padding for interest) directly into a separate checking account and set up automatic bill payments.Delinquencies:
I seem to have a $62 collection on my account from AT&T. Long story short, they botched my DSL installation and gave me the run around for days. I canceled, they billed me, and I refused to pay for something that was not my fault. I have dispute letters out currently to deal with this.
Monthly net income: $ 5000-6000
1099: $3500
Business: $1500-$2500

Monthly expenses: $ 467
Housing: Pre-paid
Insurance: $67
Car expenses: Paid Off
Utilities: Included in Housing
Phone, cable, internet: Included in Housing
Food, entertainment: $250
Clothing, household expenses: $50
Credit cards and other loans: $100
(My debt to income ratio is below 10%)

I hope you see the value in a candidate like myself, as I am sure to be a great addition to your portfolio.? My goal is to fix my credit, and for helping me, you will be rewarded with a handsome interest rate.

As a lender here, myself, I've been fortunate not to have any loans default on me.? I plan to give my lenders the same experience.

Please feel free to ask me questions if you'd like any additional information.

Thank you,
John
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424978
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,300.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$330.22

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	8 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	17	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$88,471	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	note-maverick	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying shipment to receive money
Purpose of loan:
This loan?will be used to make international shipment?

My financial situation:
I am a good candidate for this loan because I intent to pay it within a year and I never defaulted in any loans in my entire life?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424980
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1993	Debt/Income ratio:	23%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	13 / 11	Employment status:	Retired
Now delinquent:	0	Total credit lines:	29	Length of status:	6y 2m
Amount delinquent:	$0	Revolving credit balance:	$9,977	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	83%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	st59marys	Borrower's state:	Washington	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 94% )	600-620 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	1 ( 6% )	600-620 (Apr-2008) 580-600 (Jan-2008)
Principal balance:	$1,235.19	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Pay remaining funeral cost of wife.
Purpose of loan:
This loan will be used to?
To pay off the remaining funeral cost for my wife of 40 years.
My financial situation:
I am a good candidate for this loan because?
I pay my bill as I consider my word the most valuable item to me.
Monthly net income: $ 3200

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 250
??Car expenses: $?231
??Utilities: $ 225
??Phone, cable, internet: $ 150
??Food, entertainment: $ 800
??Clothing, household expenses $ 125
??Credit cards and other loans: $ 450
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424982
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.17%	Starting borrower rate/APR:	26.17% / 28.49%	Starting monthly payment:	$403.81

Auction yield range:	11.18% - 25.17%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1977	Debt/Income ratio:	24%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$11,749	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$100,000+
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	john78	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	660-680 (Jul-2008)
Principal balance:	$5,263.36	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Paying off my credit cards
Purpose of loan:
Paying off my credit cards.
My financial situation:
I am looking to pay-off my high interest credit cards.

Monthly net income: $ 7,000.00

Monthly expenses: $
??Housing: $?1800
??Insurance: $ 100
??Car expenses: $ 750
??Utilities: $ 200
??Phone, cable, internet: $ 50
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 400
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424984
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	21.50%	Starting borrower rate/APR:	22.50% / 24.77%	Starting monthly payment:	$961.24

Auction yield range:	17.18% - 21.50%	Estimated loss impact:	26.22%
Lender servicing fee:	1.00%	Estimated return:	-4.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	May-1992	Debt/Income ratio:	4%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	5 / 1	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	13	Length of status:	0y 3m
Amount delinquent:	$84	Revolving credit balance:	$236	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$100,000+
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Kramer1964	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Green Company -- Operating Capital
Purpose of loan:
This loan will be used to provide operating capital to a clearn energy business.? The business provides a combination of hardware and software to commercial buildings that reduces their energy consumption by as much as 30% without having to change any of their operations.?

My financial situation:
I am a good candidate for this loan because I have more than enough of my own resources to cover the loan itself.? I have $100,000 in the bank and another $200,000 in stocks, which can be liquidated to repay the loan if company cash flow is insufficient.? I will use some but not all of these assets in the business.? I have already put $50,000 into it.? We have 12 projects that are in the pipeline, with high-profile customers, all with good credit ratings.? These projects will create $14m in revenues over the next seven years, with free cash flow expected to be more than $4m.

Monthly net income: $ 15,000 after tax

Monthly expenses: $ 6,700
??Housing: $ 2500
??Insurance: $ 1000
??Car expenses: $ 250
??Utilities: $ 200
??Phone, cable, internet: $?500
??Food, entertainment: $ 1000
??Clothing, household expenses $ 1000
??Credit cards and other loans: $ 0
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424988
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-1985	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	14 / 13	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	35	Length of status:	11y 4m
Amount delinquent:	$0	Revolving credit balance:	$40,769	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	industrious-return2	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Putting in kitchen, bath and floors
Purpose of loan:
This loan will be used to? to fix up home. replace kitchen, bath, hot water tank?and flooring.

My financial situation:
I am a good candidate for this loan because? I believe in paying my bills.? My credit history of paying is good.? I also have a renter for this property, that will be paying 1010.00 per month.? The property is owned free and clear.? I just need a loan to finish the project.? I have utilized and exhausted?my funds to begin the process. I ran into a glich during fix up and need just a little additional money to finish the project.
I am truly a good risk.? The income from the property will more than pay back the loan.,? Will setup auto payments..? I also have a partner/co signer?with additional income and is working that will be willing to sign if necessary.
Monthly net income: $ 3600.00

Monthly expenses: $
??Housing: $? No Mortgage.??200.00 (property taxes)
??Insurance: $ 192.92 every 6 months????????
??Car expenses: $ no car note (car insurance 252.00 every 6 months)
??Utilities: $0.00????
??Phone, cable, internet: $ 180.00????
??Food, entertainment: $ 155.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 1070.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424990
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$254.71

Auction yield range:	17.18% - 29.00%	Estimated loss impact:	20.69%
Lender servicing fee:	1.00%	Estimated return:	8.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1984	Debt/Income ratio:	44%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	29 / 25	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	51	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$90,862	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	4hgirl	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	600-620 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	640-660 (Feb-2008) 600-620 (Jan-2008)
Principal balance:	$3,615.80	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Great payment record
Purpose of loan: Pay taxes and consolidate 3 balances on credit cards

My financial situation:
I have a great record on my Prosper loan with no defaults.? I am not late on my payments and have never defaulted on a loan.? My credit information states that I have high balance on revolving credit but $65000 is equity loan and 7500 is car loan.

Monthly net income: $ 6750

Monthly expenses: $
??Housing: $ 2000
??Insurance: $?140
??Car expenses: $ 200
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $3000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424992
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1980	Debt/Income ratio:	21%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	19 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	57	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$12,834	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	level11	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	13 ( 100% )	620-640 (Latest)
Principal borrowed:	$2,750.00	< mo. late:	0 ( 0% )	560-580 (Jul-2008) 560-580 (May-2008)
Principal balance:	$1,074.42	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Paying off Chase Credit Card
Purpose of loan:
This loan will be used to? pay off and cancel my high interest Chase credit card.

My financial situation:
I am a good candidate for this loan because? currently I am working two jobs, one is a full time day position that pays me a salary plus commission.? The other job is a restaurant job that pays me hourly plus tips (that exceed my hourly wage and as an added bonus, lets me eat for free.)? I would like to pay off and cancel my Chase credit card with a Prosper loan for two reasons:? 1.? The interest on the Chase card is too high.? 2.? I have stopped using the card and would like to cancel it-? I would rather have a fellow Prosper member benefit than a banking conglomerate.? I intend to pay a little more than the minimum payment each month (to ensure a timely and pain/worry free process.)? I have had two loans with Prosper and have never missed a payment.? I have a great history when it comes to making payments on time and paying more than the minimum when I can.? I like the automatic monthly withdrawals, and unlike credit cards, no interest is tacked on- it's already included.? Please post any questions as I would be more than happy to answer.? Let's help benefit each other!!!

Monthly net income: $ 5000

Monthly expenses: $
??Housing: $ 362.5
??Insurance: $ 99.00
??Car expenses: $ 285.00
??Utilities: $ 0
??Phone, cable, internet: $0
??Food, entertainment: $ 100
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 200
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424994
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,700.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$64.10

Auction yield range:	8.18% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1989	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	8y 3m
Amount delinquent:	$0	Revolving credit balance:	$18,858	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	hurricanewoof	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Family car broken air conditioner
This loan will be used to? pay for repairs to our family car?s air conditioning unit.
2006 Ford Expedition rear seal failure 2 weeks ago.The complete estimate is just over $1200.I am a good candidate for this loan because?I have had a steady job for the past 8 years as a chiropractor and own the office in which I work.
I pay all my bills on time and have never declared bankruptcy or defaulted on a loan.
Our mortgage is in my wife?s name and her income pays all housing related bills.? My income covers insurances, the vehicles, gas, food, fun, my student loan, and my personal credit card payments.?
Monthly net income: $ 3709.50 minimum ? higher during more productive months
Monthly expenses: $2721.54
? Housing: $0
? Insurance: $401.76
? Car expenses: $477.00 25 payments left
? Utilities: $0
? Phone, cable, internet: $0
? Food, entertainment: $1020
? Clothing, household expenses $100.00
? Credit cards and other loans: $572.78 min payment
? Student Loan: $150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424996
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-2000	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$2,132	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	bold-visionary-dedication	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Down Payment For a House
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because i've worked hard to pay off all of the items on the credit report and am very responsible.? I brought my credit score from a 540 on experian to a 724.? I think that this proves my willingness and capability to be responsible and dedicate myself to my obligations.

Monthly net income: $
1200

Monthly expenses: $
??Housing: $? (i currently don't pay my rent at my apartment, it is provided for me)?
??Insurance: $0
??Car expenses: $0
??Utilities: $100
??Phone, cable, internet: $75
??Food, entertainment: $50?
??Clothing, household expenses $50
??Credit cards and other loans: $59?
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424998
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	7 / 5	Employment status:	Self-employed
Now delinquent:	4	Total credit lines:	48	Length of status:	5y 11m
Amount delinquent:	$99,316	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	29	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	value-position	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Green Foundation Operating Capital
Operating Capital for Worldwide Green Foundation / Point Investment:
This loan will be used to fund current operations of the Worldwide Green and Point Investment LLC. We currently hold contracts of over 10,000 hectares in Ecuador, South America, of which we are working with investors looking to begin bio-diesel operations with an investment of close to $300 million. Please take a look at our company at www.pointinvestment.com and www.pointenterprise.com. We are also have an additional 25 hectares that we are in the funding phase for a $25 million Beach Resort in Manta, Ecuador. Take a look at www.lighthousepointecuador.com. Our main issue we have expended all of capital in land option contracts, escrows, and legal and now we are very close to closing on the deals with no money to take us all the way to the end. We are expecting to close on both deals by the end of the year and would be willing to pay a generous amount of interest upon closing by the end of the year. We have all of the information and paperwork available upon request.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425000
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 24.87%	Starting monthly payment:	$37.71

Auction yield range:	8.18% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1969	Debt/Income ratio:	35%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	8y 11m
Amount delinquent:	$0	Revolving credit balance:	$15,412	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	104%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Budstroud	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,800.00	< mo. late:	0 ( 0% )	640-660 (Jun-2008)
Principal balance:	$1,274.20	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Cover Travel & Selling Expenses
Purpose of loan:
This loan will be used to?Help build sales territory, selling hardwood flooring to retailers and flooring contractors. Will help cover travel expenses August through November normally the most productive months of the year..?

My financial situation:
I am a good candidate for this loan because?Middle TN?(Nashville & border counties) represent excellent growth potential for the next ten years. I have 30years experience. Sales are now beginning to pick up. Six new accounts last month. While new home building is down the remodeling sector is showing good signs. Late summer and fall look promising.

Monthly net income: $ Varies now from $5000 down to $1200 all commissions

Monthly expenses: $
??Housing: $?350
??Insurance: $ 225
??Car expenses: $ 700? payment plus fuel
??Utilities: $ 200
??Phone, cable, internet: $?135
??Food, entertainment: $ 250
??Clothing, household expenses $ 45
??Credit cards and other loans: $ 165
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425006
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$150.82

Auction yield range:	8.18% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1994	Debt/Income ratio:	29%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	17y 3m
Amount delinquent:	$0	Revolving credit balance:	$117,140	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	safe-generosity	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
remodel a kitchen
Purpose of loan:
This loan will be used to rrehab a kitchen for a property that I am flipping this is the last part of the puzzle

My financial situation:
I am a good candidate for this loan because this will be a short period for this loan 6 months to a 1year?at the most. Houses take approx. 90 days to sell in this area.

Monthly net income: $ 6,500

Monthly expenses: $
??Housing: $ 1700
??Insurance: $
??Car expenses: $ 0
??Utilities: $?100
??Phone, cable, internet: $ 100
??Food, entertainment: $?300
??Clothing, household expenses $ 100
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425012
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,250.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$192.25

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1979	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	8 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	25	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,937	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	vigorous-worth	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Additional capital for start-up bus
Purpose of loan:
We are asking for a loan to add to our personal funds to capitalize a start-up investment company.

My financial situation:
I?financially support myself though?some investments?I have made throughout my lifetime.?

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $ 0.00, the house?was?paid in full.
??Insurance: $?100
??Car expenses: $ 200
??Utilities: $ 200
??Phone, cable, internet: $ 85
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 150
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425014
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.45%	Starting monthly payment:	$115.13

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Feb-1997	Debt/Income ratio:	7%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	10y 8m
Amount delinquent:	$0	Revolving credit balance:	$10,593	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	baffled	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	720-740 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	740-760 (Sep-2008)
Principal balance:	$3,480.17	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Paying off credit cards
Purpose of loan:
This loan will be used to? pay off credit card.

My financial situation:
I am a good candidate for this loan because I have proven that I can repay Prosper monthly with no worries as to anyone getting their money.? I have never defaulted on any loan or not made a payment on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425016
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$512.66

Auction yield range:	8.18% - 13.00%	Estimated loss impact:	6.49%
Lender servicing fee:	1.00%	Estimated return:	6.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-1990	Debt/Income ratio:	18%
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	21y 7m
Amount delinquent:	$0	Revolving credit balance:	$19,837	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	18%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	kindness-smasher	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need to Redo Kitchen
Purpose of loan:

Hello I need a loan for home improvements and home furnishing. The housing market is taking a turn and I want capitalize on that and possibly put my house on the market within the next 2 to 3 years.My financial situation:
I am a good candidate for this loan because I have credit scores above 750 make a nice income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425024
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.08%	Starting borrower rate/APR:	9.08% / 11.17%	Starting monthly payment:	$63.67

Auction yield range:	3.18% - 8.08%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jul-1989	Debt/Income ratio:	9%
Credit score:	840-860 (Sep-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$2,108	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	mrxtravis	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reinvest Into Prosper
Purpose of loan:
Reinvest into prosper.

My financial situation:
The only dept I have is my house.? I have worked as a Software Developer for 8 years and there is still a high demand in this area.? I have a wife and no kids (just a few pets).

Personal Net income: $4,400
Shared Houshold Expenses:
Mortgage: $1400
Food: $300
Entertainment/Misc: $1100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425028
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 31.34%	Starting monthly payment:	$41.03

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1991	Debt/Income ratio:	14%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	47	Length of status:	30y 7m
Amount delinquent:	$0	Revolving credit balance:	$1,771	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	49	Homeownership:	No
Inquiries last 6m:	1
Screen name:	magical-openness6	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off medical bill
Purpose of loan:
This loan is to pay of a medical bill and a couple of other small bills.

My financial situation:
I am a good canidate to pay back this loan.I WORK AT LEAST 40 HRS. A WEEK. Lately I have been working 51 to 54 hrs. a week,and I get time and a half for anything over 40..

Monthly net income: $ 2000-2500

Monthly expenses: $
??Housing: $ 600
??Insurance: $130
??Car expenses: $ gasoline 50-75
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 50-100
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 250
??Other expenses: $ none
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425032
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.38%	Starting borrower rate/APR:	29.38% / 31.75%	Starting monthly payment:	$1,052.82

Auction yield range:	11.18% - 28.38%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.67%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1995	Debt/Income ratio:	24%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$52,307	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bright-bazaar	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan needed to grow business
Purpose of loan:
This loan will be used to help pay for additional part-time employees as well as?additional marketing.? We have already found fantastic candidates for the part-time positions which makes this a perfect time for us to grow the business.? We have taken our time to identify ideal candidates and feel that we are now ready to take our next step.?

My financial situation:
I am a good candidate for this loan because whether in business or personal, I have never defaulted on a loan or even missed making a payment on time.? We plan to be very aggressive growing the next step of the business which will increase revenue quickly.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425038
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.33%	Starting borrower rate/APR:	12.33% / 14.47%	Starting monthly payment:	$166.86

Auction yield range:	4.18% - 11.33%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1993	Debt/Income ratio:	18%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	19	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$6,471	Occupation:	Professional
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	31%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	worlds-best-leverage2	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need a New Roof and Well Repaired
Purpose of loan:
This loan will be used to put a new roof on my home and?pay for repairs to?my well.

My financial situation:
I am a good candidate for this loan because?I am?very?conscientious on paying back money?I owe.??I have lived in my home for?16 years.? I have maintained my home to be in very good condition.? I have a secure job and have worked in the same field for?25 years.? I am employed?as a Clinical Research Associate? in?cancer?research.? I am not over extended on my credit obligations and this loan will not cause any hardship.? I have had credit problems in the past but have worked very hard?to re-built my credit and it is very important to me.? I want to continue to built excellent credit.? I feel that I have proven myself on paying my bills on time.? I have not been late on?a?mortgage, car payment,?credit card, household?bills, etc.?in many years and pride myself on this.??Please consider me as a good risk.??Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425040
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,250.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.30%	Starting monthly payment:	$56.55

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Aug-1997	Debt/Income ratio:	13%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	16	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$16,638	Occupation:	Engineer - Chemical
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	76%	Stated income:	$100,000+
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	WelshG	Borrower's state:	Maryland	Borrower's group:	BuildingTree
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	620-640 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	660-680 (Jan-2008) 480-500 (Dec-2006)
Principal balance:	$2,688.47	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Debt Consolidation
Purpose of loan:
This loan will be used to pay off credit card debts and prudently consolidate that debt. This loan will help to reduce my debt burden which has grown over the past two years.My credit card debt is my Achilles heel at this point and consolidation as well as reducing the interest rates is a priority for me at this point.My payment history with Prosper has been excellent.
My financial situation
This will be my second loan from the Lending Club and frankly my profile as a borrower has been exemplary. My wife and I make good salaries, she being an RN and me, a Six Sigma Practitioner at a stable company (process optimization and quality improvements).? We are not necessarily hurting for money (since together we make over $160,000 gross) but would really like to pay this outstanding credit card bills that are really variable and relatively high interest rates and move on with our lives. ?We are good candidates for a loan as we are also rebuilding our financial lives from slow growth entrepreneurial ventures. ?Interestingly, we have a new venture that is about to be launched.? It is www.myrollingstocks.com ? This site provides financial information to traders who use the rolling stock strategy to trade.? The site provides information on channeling stocks (growth has been steady. Our other venture has been around since 2001 and has been gaining steam in the past year by gaining access to national distributors such as Kehe Foods and Tree of Life, (www.natureisletropicagourmet.com). This also has vast potential as it expands nationally.? We are in over 400 stores nationwide. It is a line of tropical fruit based condiments, seasonings and sauces.

Monthly net income: $ 9,500
Monthly expenses: $ 7670??
Housing: $ 1920??
Insurance: $ 85??
Car expenses: $ 415??
Utilities: $ 450??
Phone, cable, internet: $ 200??
Food, entertainment: $ 650??
Clothing, household expenses $ 200??
Credit cards and other loans: $?1750??
Other expenses: $ 1700
UTTMA: $500

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425042
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,900.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$176.42

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1987	Debt/Income ratio:	30%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	17y 11m
Amount delinquent:	$0	Revolving credit balance:	$7,821	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	bettybam	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 100% )	740-760 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	740-760 (Jul-2009) 700-720 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	6
Description
100% PAID BY MARCH 2010
Purpose of loan:This loan will be used to? pay off open credit cards that are in my name only.. and pay off a personal loan in the amount of $ 7,000.00.?? to be able to make 1 payment a month instead of 8.? I would like to obtain a debt consolidation loan?and clean up my own mess..? Please!!! Please!!??At this point?I am not picky about the interest rate...?
Paying off these items will help my husband & i obtain funding when our son goes off to college in 2010..?

My husband & I will be married 25 years in the year 2013.? My goal is to get myself financially able to purchase him a 1966 Ford Mustang as a surprise Annverisary present.? by obtaining this loan, I will be able to roll some items into one payment instead of 8..

the only reason is show up as HR is because of a business credit card that shows up in my name too..? It is always maxed out and paid every month.

thank you?

My financial situation:
I am a good candidate for this loan because? my husband pays for all the household expenses that are in both of our names..
We own a?our own business?and he brings home approx $120,000.?Monthly net income: $ 2500 mine? 12500 combined
Monthly expenses: $???
Housing: $???2,100?
?Insurance: $? 150??
Car expenses: $? 530???
Utilities: $? 300?
?Phone, cable, internet: $??250?
?Food, entertainment: $? 500?
?Clothing, household expenses $? 150?
?Credit cards and other loans: $??810.00?
??Other expenses: $? 100??? (out of all these expenses i pay for 1,000 out of my check)
My 1st loan with proper was paid off in 6-7 months..? and this on will be paid in full by March. 2010.?

Thank you all for believing in me.

Welcome back Prosper!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425056
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.45%	Starting monthly payment:	$131.58

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1986	Debt/Income ratio:	18%
Credit score:	780-800 (Aug-2009)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$2,963	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	40%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	john08	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit cards
Purpose of loan:
This loan will be used to? pay off credit cards

My financial situation:
I am a good candidate for this loan because?I am very responsible and have never been late on payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425060
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.43%	Starting borrower rate/APR:	10.43% / 12.54%	Starting monthly payment:	$129.88

Auction yield range:	3.18% - 9.43%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	8	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$326	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	first-transaction-star	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Holiday Expansion
Purpose of loan:
This loan will be used to expand my former freelance photography business into a full-time business, focusing on the growing market of Pet Photography in a market with very limited competition.

My financial situation:
I am a good candidate for this loan because I have done part-time photography for many years, and bring extensive Sales and Marketing experience to this new venture. Research of the market and competition, along with identifying reliable suppliers has been completed.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425062
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,500.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.43%	Starting borrower rate/APR:	12.43% / 14.57%	Starting monthly payment:	$451.17

Auction yield range:	3.18% - 11.43%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1995	Debt/Income ratio:	17%
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	20y 11m
Amount delinquent:	$0	Revolving credit balance:	$49,531	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	responsive-diversification	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Just looking to consolidate CC debt
Purpose of loan:
This loan will be used to?
Consolidate some credit card debt. Although I know better, I used some of those convienience checks form the credit card company for some big projects. Then when the bottom fell out of the market the Credit Card Co, raised my rates even though i have NEVER been late, nor missed a payment. I am looking for this loan so I can pay off some of this debt. I would much rather give the intrest to folks like you rather than the CC co.
My financial situation:
I am a good candidate for this loan because?
I have been a police officer for over 20 years with the same dept.?And head of the Detective unit for the past 12 years. I have a good stable job, and I make good money. I also have investment property income. I have never missed a payment, nor have I ever been late on any loan payment. Like you I have made several investments over the years so I know how important it is to you that you get your return. If you help me by funding this loan I promise that it will be paid in full, and on time. Thank you in advance.
Information in the Description is not verified.